UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2020

AEGLEA BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37722	46-4312787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Las Cimas Parkway Suite 100 Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

(512) 942-2935

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	AGLE	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events

On April 8, 2020, Aeglea BioTherapeutics, Inc. (the “Company”) announced the approval of its Clinical Trial Application by the United Kingdom’s Medicines and Healthcare Products Regulatory Agency for ACN00177. The Company is developing ACN00177 for the treatment of patients with cystathionine beta synthase deficiency, also known as Classical Homocystinuria. The Company is also providing an update on its clinical trials following recent developments relating to the coronavirus disease 2019 (“COVID-19”) global pandemic, including the U.S. Food and Drug Administration’s updated industry guidance for conducting clinical trials issued on March 18, 2020 and similar guidance in the United Kingdom and European Union.

The sites for the Company’s anticipated ACN00177 Phase 1/2 clinical trial are located in areas experiencing significant impacts to its healthcare system due to COVID-19. While the Company has activated these sites, the Company’s priorities are to minimize the risk of trial participants exposure to COVID-19, avoid further overburdening hospital staff and to protect the integrity of the trial. The protocol for the Company’s Phase 1/2 trial calls for hospital visits, which may be a challenge to safely achieve given the current burden on hospital resources and prevalence of COVID-19 at this time. Please see the Supplemental Risk Factor below regarding potential risks related to COVID-19.

Additionally, the Company is developing pegzilarginase for the treatment of patients with Arginase 1 Deficiency (“ARG1-D”), a rare debilitating disease presenting in childhood with persistent hyperargininemia, severe progressive neurological abnormalities and early mortality. The Company is currently conducting a global pivotal Phase 3 PEACE trial designed to assess the effects of treatment with pegzilarginase versus placebo over 24 weeks with a primary endpoint of plasma arginine reduction and Phase 2 open-label extension study for pegzilarginase in patients with ARG1-D.

The Company has been taking steps to minimize potential impacts of COVID-19 related disruptions on the Phase 3 PEACE trial. The trial protocol already allowed for a patient to miss a few dosing appointments without being disqualified from the trial. Additionally, the Company’s open-label extension study includes use of a home healthcare program resulting in reduced hospital visits, and the Company is working on potentially providing similar home healthcare services for trial participants in the Phase 3 PEACE trial. The Company has not currently experienced significant impact on its supply chain and the Company currently has sufficient supply available for completion of its ongoing clinical trials. Please see the Supplemental Risk Factor below regarding potential risks related to COVID-19.

Supplemental Risk Factor

In light of recent developments relating to the COVID-19 global pandemic, the Company is supplementing the risk factors previously disclosed in Item 1A. of its Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 24, 2020, to include the following risk factor under the heading “Risks Related to our Business and Industry”:

The outbreak of the novel strain of coronavirus, SARS-CoV-2, which causes COVID-19, could adversely impact our business, including our clinical trials and preclinical studies.

Public health crises such as pandemics or similar outbreaks could adversely impact our business. In December 2019, a novel strain of coronavirus, SARS-CoV-2, which causes coronavirus disease 2019 or COVID-19, surfaced in Wuhan, China. Since then, COVID-19 has spread to multiple countries, including the United States. In response to the spread of COVID-19, we have closed our executive offices with our administrative employees continuing their work outside of our offices, restricted on-site staff to only those required to execute their job responsibilities and limited the number of staff in any given research and development laboratory.

Timely enrollment in our clinical trials is dependent upon global clinical trial sites which may be adversely affected by global health matters, such as pandemics. We are currently conducting clinical trials for our product candidates in many countries, including the United States, United Kingdom and throughout the European Union. The regions in which we operate are currently being or may in the future be affected by COVID-19.

As a result of the COVID-19 outbreak, or similar pandemics, we may experience disruptions that could severely impact our business, clinical trials and preclinical studies, including:

•	delays or difficulties in enrolling patients in our clinical trials;
•	delays or difficulties in clinical site initiation, including difficulties in recruiting clinical site investigators and clinical site staff;

•

delays or disruptions in non-clinical experiments and investigational new drug application-enabling good laboratory practice standard toxicology studies due to unforeseen circumstances in supply chain;

•	increased rates of patients withdrawing from our clinical trials following enrollment as a result of contracting COVID-19, being forced to quarantine, or not accepting home health visits;
•

diversion of healthcare resources away from the conduct of clinical trials, including the diversion of hospitals serving as our clinical trial sites and hospital staff supporting the conduct of our clinical trials;

•

interruption of key clinical trial activities, such as clinical assessments at pre-specified timepoints points during the trial and clinical trial site data monitoring, due to limitations on travel imposed or recommended by federal or state governments, employers and others or interruption of clinical trial subject visits and study procedures (particularly any procedures that may be deemed non-essential), which may impact the integrity of subject data and clinical study endpoints;

•	interruption or delays in the operations of the U.S. Food and Drug Administration and comparable foreign regulatory agencies, which may impact approval timelines;
•

limitations on employee resources that would otherwise be focused on the conduct of our preclinical studies and clinical trials, including because of sickness of employees or their families, the desire of employees to avoid contact with large groups of people, an increased reliance on working from home or mass transit disruptions;

•

interruption of, or delays in receiving, supplies of our product candidates from our contract manufacturing organizations due to staffing shortages, production slowdowns or stoppages and disruptions in delivery systems; and

•	reduced ability to engage with the medical and investor communities due to the cancellation of conferences scheduled throughout the year.

These and other factors arising from the COVID-19 pandemic could worsen in countries that are already afflicted with COVID-19, could continue to spread to additional countries, or could return to countries where the pandemic has been partially contained, each of which could further adversely impact our ability to conduct clinical trials and our business generally, and could have a material adverse impact on our operations and financial condition and results.

In addition, the trading prices for our common stock and other biopharmaceutical companies, as well as the broader equity and debt markets, have been highly volatile as a result of the COVID-19 pandemic and the resulting impact on economic activity. As a result, we may face difficulties raising capital when needed, and any such sales may be on unfavorable terms to us. Further, to the extent we raise additional capital through the sale of equity or convertible debt securities, the ownership interest of existing stockholders will be diluted.

The COVID-19 outbreak continues to rapidly evolve. The extent to which the outbreak may impact our business, clinical trials and preclinical studies will depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the ultimate geographic spread of COVID-19, the duration of the outbreak, travel restrictions and actions to contain the outbreak or treat its impact, such as social distancing and quarantines or lock-downs in the United States and other countries, business closures or business disruptions and the effectiveness of actions taken in the United States and other countries to contain and treat the disease.

Please also refer to the complete Item 1A of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2020 for additional risks and uncertainties facing the Company that may have a material adverse effect on the Company’s business prospects, financial condition and results of operations.

Forward-Looking Statements

This current report contains "forward-looking" statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. These statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from what the Company expects. Examples of forward-looking statements include, among others, statements the Company makes regarding its cash forecasts, the timing and success of its clinical trials and related data, the expected impact of the COVID-19 pandemic on the Company’s operations, the timing and expectations for regulatory submissions and approvals, timing and results of meetings with regulators, the timing of announcements and updates relating to the Company’s clinical trials and related data, its ability to enroll patients into its clinical trials, success in collaborations, potential addressable markets of the Company’s product candidates and the potential therapeutic benefits and economic value of the Company’s product candidates. Further information on potential risk factors that could affect our business and its financial results are detailed in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission, and other reports as filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGLEA BIOTHERAPEUTICS, INC.

Date: April 8, 2020	By:	/s/ Charles N. York II
Charles N. York II
Chief Financial Officer

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